Investor Meetings June 5-7, 2007 NASDAQ: ABXA Exhibit 99

Safe Harbor Statement
Except for historical information contained herein, the matters discussed in this presentation contain forward-looking statements that involve risks and uncertainties.
ABX Air, Inc.'s actual results may differ materially from the results discussed in the forward-looking statements. A number of important factors could cause the
Company's actual results to differ materially from those indicated by such forward-
looking statements. These factors include, but are not limited to, reductions in the scope of services under the commercial agreements with DHL, maintaining cost and service level performance, the ability to generate revenues from sources other than
DHL and other factors that are contained from time to time in ABX Air's filings with the U.S. Securities and Exchange Commission, including ABX Air's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Readers should carefully review this presentation and should not place undue reliance on the Company's forward-
looking statements. These forward-looking statements were based on information, plans and estimates as of the date of this presentation. ABX Air undertakes no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.

Overview - What is ABX Air
• U.S. certificated part 121 air carrier
• 27-year operating history
• 9,700+ employees in more than 100 locations
• DHL’s primary U.S. business partner
• ACMI operator of 767-200 cargo aircraft throughout
Americas, Asia, Europe and Middle East
• U.S. sort center operator for DHL, regional for USPS
• Extensive aircraft maintenance & engineering capabilities,
145 certification

Overview – Management
•
Joe Hete – President & CEO
– Joined ABX Air in 1980. VP & SVP Administration 1986-97, SVP &
COO 1997-2000, President  since Jan. 2000, CEO since Aug. 2003
•
Dennis Manibusan – Sr. VP Maint. & Engineering
– Joined ABX Air in 1993. Succession of executive positions at
Alaska Airlines, Continental & Ozark before joining ABX.
•
Bob Morgenfeld – Sr. VP Flight Operations
– Joined ABX Air in 1985. Held various Operations/Chief Pilot positions 1985-92. VP-Flight Operations, 2002-04.
•
Tom Poynter – Sr. VP Ground Operations
– Joined ABX in 1985. Various ground operations positions 1987-93.
Became Sr.VP-Ground in 1993.
•
Quint Turner – CFO
– Joined ABX Air in 1988. Directed Fin. Planning & Accounting,
1997-2002, VP-Admin. 2002-04, CFO since Dec. 04.

Pre-Separation
Shareholders
Shareholders
Post-Separation
DHL Holdings
DHL Holdings
(USA), Inc.
(USA), Inc.
Airborne, Inc.
Airborne, Inc.
ACMI Agreement
ACMI Agreement
Hub Services Agreement
Hub Services Agreement
Airborne, Inc.
Airborne, Inc.
ABX Air, Inc.
ABX Air, Inc.
Shareholders
Shareholders
August 2003

DHL’s Largest U.S. Provider of Airlift and Sort Services

Strategy for
profitable growth
• Maintain role as DHL’s principal U.S. business
partner by providing superior, cost-effective service.
• Leverage world’s largest 767-200 freighter fleet &
worldwide logistics network to grow ACMI business.
• Leverage capabilities and resources in sort
management, maintenance & technical services for
high-margin returns.
• Pursue acquisitions of complementary air operators.

ACMI Agreement
Hub Services Agreement
• Term: thru Aug. 2010, 3-yr.
renewal option
• Services: Air transport on
designated routes & schedules
using ABX-owned aircraft
• Mark-ups on expenses:
• Base 1.75% (excludes fuel)
• Incentive, up to 1.6%
• 0.54% quarterly cost
• 0.81% annual cost
• 0.25% annual service
• Rolling 1-yr. renewals,
currently through Aug. 2008
• Services: Package handling,
sorting, warehousing, facilities
& equipment maintenance
• Mark-ups on expenses:
• Base 1.75%
• Incentive, up to 2.1%
• 0.54% quarterly cost
• 0.81% annual cost
• 0.75% annual service
Agreements With DHL

$30.3
$36.0
Pre-Tax Earnings*
+19%
$1,464
2005
2006
Revenues
(includes reimbursables)
$1,260
-14%
Excluding
linehaul, ’05 &’06
+1% +32%
2006 Earnings Up 19%
$ in Millions
DHL
$21.3
DHL
$22.5
Non-DHL
$9.0
Non-DHL
$13.5
2005 2006
* Net earnings of $90 million in 2006 included $54.0 million of income tax benefit from reversal of valuation allowance.

Non-DHL Earnings Up 50%
$ in Millions
$48.5
Non-DHL Revenues
$34.1
2006 2005
Charter
$24.4
Charter
$13.9
Other
$24.1
Other
$20.2
$13.5
Non-DHL
Pre-tax Earnings
$9.0
2006 2005
Charter
$3.7
Other
$9.8
Charter
$1.1
Other
$7.9

Revenues for Charter & Other Operations 2003 2004 2005 2006 Other Aircraft Maintenance and Parts Sort and Cargo Services Air Charters $48.5 $34.0 $26.7 $11.6 Full Year, $ in Millions

Revenues
Revenues
DHL
96%
Pre-tax Earnings
Pre-tax Earnings
Other Other
Operations Operations
23% 23%
DHL
63%
Other
Other
Operations
Operations
4%
4%
Cash Flow*
Cash Flow*
DHL
79%
15%
15%
*(Pre-tax Earnings+D&A)
*(Pre-tax Earnings+D&A)
Diversified Earnings
Interest
Income
Interest
Income
14%
Full Year 2006
Other Other
Operations Operations
6%
6%

$8.1
$6.9
Pre-tax Earnings
-15%
$369.2
1Q 2006
1Q 2007
Revenues
$288.1
-22%
Excluding
linehaul ‘06
-5% +1%
First Quarter Results
$ in Millions
Non-DHL
$3.1
Non-DHL
$2.8
DHL
$3.8
DHL
$5.3
1Q 2006 1Q 2007

Financial Notes
• Tax loss carry-forwards likely sufficient to offset federal tax liability through 2008.
• Out of thirteen 767s committed for the charter
segment, six to eight are projected to be financed.
• Projecting 2007 capex of $150 million based on
current commitments. 767 financings completed during
2007 are projected to generate between $65 and $90
million.

ACMI Industry Overview
• ACMI – Carrier provides the Aircraft, Crew, Maintenance and Insurance;
Customer responsible for all other costs, including fuel. Customer is billed based on a specified rate per block hour flown and is subject to a minimum monthly fee for the aircraft and all other costs.
• The cargo freighter portion of the ACMI industry is estimated at $9 billion in annual sales. (per Air Cargo Management Group analysis from Feb. 2007)
• Customers for ACMI services avoid ownership and other fixed costs, can rapidly initiate service in new markets, and can adjust to demand spikes with greater options for equipment type. Contracts are typically at least one year in duration.
• While the U.S. has been the largest market for ACMI services, the international market is growing more rapidly than the U.S.  ABX‘s charter/ACMI business is primarily international.

Aircraft	Fuel (gal./ block hr)* * DHL Data	Crew	Payload (lbs.)/ Capacity (cu.ft.)	Range (NM)
767-200SF	**1,380**	2	**100,000/11,138**	**2,800**
A300-B4	1,900	3	99,200/11,445	1,680
DC-8 63	1,760	3	96,800/10,060	2,150
DC-8 73	1,600	3	111,800/10,060	2,470

The Boeing 767-200SF

ABX “Global” in service schedule: – 4Q 2006 4 – 1Q 2007 5 – 2Q 2007 8 – 3Q 2007 9 – 4Q 2007 12 – 2008 13 World’s largest operator of 767-200s (42) Expanding 767 Fleet

ACMI Charter Potential
767 Projected Operating Targets
Average Annual Results per Plane (in millions)
$1.1
$4.6
$7.0
Operating Margin
Other Operating Cost
Revenue
Depreciation
$1.3
~ 15% Contribution Before Interest and Taxes

Latin America and North
America Operations
• Four 767SFs currently
operating; Three in Latin
America & One in U.S.
• General Cargo moves South;
Perishables North
• Long-term relationship with
flag carriers

Dalian
Beijing
JAPAN
Tokyo
Qingdao
Osaka
CHINA
Hong Kong
Xiamen
THAILAND
Bangkok

Pacific Operations • Two 767SFs, wet-leases • Two-year agreement • 22 flights per week • First foreign carrier Japan has certified for ACMI service

Asia Market Potential
Source: Boeing World Cargo Forecast 2006-2007
Domestic China
Intra-Asia
Asia-North America
Europe-Asia
Europe-Southwest Asia
Latin America-North America
Latin America-Europe
Europe-North America
Europe-Africa
Intra-Europe
Europe-Middle East
North America
Asia’s Cargo Markets Will Continue to Lead Industry Growth …
Growth, percentage
World Average 6.1%
0                             2                            4     6 8 10                           12

ABX Cargo Services
UNITED STATES POSTAL SERVICE
Denver
Omaha
Indianapolis
Kansas City
UNITED
STATES
Memphis
Dallas

USPS Sort Management ABX Operated - Dallas, TX - Memphis, TN - Indianapolis, IN Facilities Up for bid - Omaha, Nebraska - Kansas City, Missouri - Denver, Colorado

• Airframe maintenance checks • Line maintenance support • Component repairs • Flat panel upgrades Maintenance & Technical Services

Why Invest in ABX Air
•
Strong, predictable cash flow from DHL and size of
airline provides platform for future growth
•
Strong balance sheet, minimal debt risk
•
ACMI model results in no fuel-cost exposure
•
Expanding fleet of efficient, reliable 767s
•
Contracts with ANA, USPS, other carriers and
forwarders
•
Global presence, including fast-growing Asia market

Thank you